SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                             ----------------------

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                ------------------------------------------------
                                November 23, 2005


                  AMERICAN CONSOLIDATED MANAGEMENT GROUP, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


             Utah                         0-20642                 87-0375093
-------------------------------   ------------------------   -------------------
(State or other jurisdiction of   (Commission file number)      (IRS employer
        incorporation)                                       identification no.)

         714 Fairview Road, Greer, South Carolina         29651
         ----------------------------------------       ----------
         (Address of principal executive offices)       (Zip code)

                                 (864) 848-1900
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              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13c-4(c)


                   This document contains a total of 4 pages.

Item 1.01 Entry into a Material Definitive Agreement

         On January 11, 2005, the Company filed a petition for declaratory judgment against Aloe Commodities International, Inc. ("Aloe"), in the K-192nd Judicial District Court, Dallas County, Texas, under Cause No. 05-00355. Aloe was asserting that the Company owes Aloe money pursuant to a promissory note executed by Renaissance Man, Inc. ("RMI"), a Texas corporation and subsidiary of the Company, with a remaining principal balance of $800,000, plus interest, as well as an additional $110,744 for claims inventory purchases made by RMI, plus an additional $150,000 which claim consists of shares of Aloe Commodities International, Inc. transferred by Scott and Diane McKnight in settlement of a debt claims by a third party against RMI (the "Aloe Claims").

         On November 23, 2005, the parties entered into an agreement whereby all of the Aloe Claims and any other claims that the parties had against each other were mutually released. In consideration for the release of the claims, the Company agreed to issue to Aloe a convertible debenture in the amount of $110,743.59. This debenture will accrue interest at the rate of six percent (6%) simple interest per annum and has a two year maturity. Upon maturity of said debenture, Aloe may elect to either receive a cash payment in the full face amount of the debenture, plus accrued interest, or it may elect to receive common shares of the Company, said conversion to be accomplished by calculating the average closing market price for said shares for the five (5) trading days preceding said maturity, times eighty percent (80%) of said average market price; such that, Aloe will be entitled to receive a number of share equal to the total outstanding principal and accrued but unpaid interest divided by the resultant price per share as calculated using the above-described calculation.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

         On November 23, 2005, the Company entered into an agreement to issue a debenture in the principal amount of $110,743.59 in settlement of litigation with Aloe. These arrangements are described in Item 1.01.

Item 9.01 Financial Statements and Exhibits

         a.       Financial statements of businesses acquired

                  Not applicable.

         b.       Pro forma financial information

                  Not applicable.

         c.       Exhibits

                  Number                    Description
                  ------                    -----------

                  10.1     Settlement Agreement, effective November 23, 2005


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    AMERICAN CONSOLIDATED MANAGEMENT GROUP, INC.
                                    (Registrant)


Date: November 28, 2005             By /s/ Ed Rensi
                                      -------------------------
                                      Ed Rensi
                                      CEO

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